Exhibit 32.1


                                 CERTIFICATION
                                      OF
                              WAUSAU PAPER CORP.
                UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


      The undersigned Chief Executive Officer and Chief Financial Officer of Wausau Paper Corp. (the "Company") certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      Date: May 10, 2006

                                           THOMAS J. HOWATT
                                           Thomas J. Howatt
                                           President and CEO


                                           SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President, Finance
                                           (Chief Financial Officer)


This certification accompanies this Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Wausau Paper Corp. for purposes of the Securities Exchange Act of 1934.